UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional materials
[ ]	Soliciting Material Under Rule14a-12

NetREIT, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	No fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

June 18, 2013

Dear Stockholder,

Thank you for voting or authorizing a proxy to vote your shares at the Annual Stockholders Meeting of NetREIT, Inc. originally convened on June 7, 2013. Although over 99% of the votes that have been received to date have been cast in favor of all submitted proposals, unfortunately, a quorum was not present at the time of the Annual Meeting on June 7, 2013.

Thus at the originally scheduled June 7, 2013 meeting, the proxy holders voted on and approved a proposal to adjourn the meeting to July 26, 2013 at 9:00 a.m., in order to provide stockholders who had not voted with additional time to vote.

Since our records reflect that you have already voted, there is nothing else for you to do in advance of the July 26, 2013 Annual Stockholders Meeting. However, a previously submitted proxy may be revoked at any time before it is voted at the Annual Meeting by (i) delivering a proxy revocation or other duly executed proxy bearing a later date to the Corporate Secretary of NetREIT, Inc., (ii) by attending the Annual Meeting and voting in person or, (iii) by authorizing a proxy to vote via the Internet or by telephone as instructed.

We want to thank you again for voting and for your continued investment in NetREIT, Inc. A copy of the Notice of Stockholders Meeting is enclosed with this letter in accordance with Maryland law.

Sincerely,

   \s\ Jack K. Heilbron

Jack K. Heilbron

President & CEO

NetREIT, Inc.

June 18, 2013

Dear Stockholder,

Please be advised that a quorum was not present at the Annual Stockholders Meeting of NetREIT, Inc. originally convened on June 7, 2013. Although over 99% of the votes that have been received to date have been cast in favor of all submitted proposals, without a quorum, we were unable to hold the Annual Meeting as originally scheduled.

At the originally scheduled June 7, 2013 meeting, the proxy holders voted on and approved a proposal to adjourn the meeting to July 26, 2013, in order to provide stockholders who had not voted with additional time to vote. Unfortunately, rescheduling the Annual Stockholders Meeting will require that we spend additional funds to notify our stockholders and allow additional time to vote via Internet and telephone. Therefore, it is imperative that we receive your vote.

According to our records, your vote has not been received.  Regardless of how many shares you own, your vote is extremely important and your shares cannot be voted unless you give your specific instructions. We understand that there was some confusion with our prior mailing regarding telephone and internet voting.  We ask that you please take a moment to authorize a proxy to vote today by following the telephone instructions at 1-800-690-6903 or the Internet instructions at www.proxyvote.com which are also contained with this notice, or by signing and returning the enclosed proxy card in the enclosed envelope.

A copy of the Notice of Stockholders Meeting is enclosed with this letter in accordance with Maryland law. If you have any questions, please feel free to contact us 1-866-781-7721.

Sincerely,

\s\ Jack K. Heilbron

Jack K. Heilbron,
President & CEO
NetREIT, Inc

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 26, 2013.

NETREIT, INC.

Meeting Information

Meeting Type:                               Annual Meeting

For holders as of:                          March 28, 2013

Date:   July 26, 2013                      Time:  9:00 AM PDT

Location:  NetREIT, Inc.
                   1282 Pacific Oaks Place
                   Escondido, CA 92029

NETREIT, INC.

1282 PACIFIC OAKS PLACE

ESCONDIDO, CA 92029

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement                                                    2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX
 (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

    If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:                             www.proxyvote.com
2) BY TELEPHONE:  1-800-579-1639
3) BY E-MAIL*:                          sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
by the arrow                                XXXX XXXX XXXX

     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 14, 2013 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.
Vote By Mail:  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

				To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Voting Items	For	Withheld	For All
The Board of Directors recommends you vote	All	All	Except
FOR the following:	0	0	0

1. Election of Directors
Nominees
01) William H. Allen
02) David T. Bruen	06) Jack K. Heilbron
03) Shirley Y. Bullard	07) Sumner J. Rollings
04) Larry G. Dubose	08) Thomas E. Schwartz
05) Kenneth W. Elsberry	09) Bruce A. Staller

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. Ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent Registered Public Accounting Firm.	0	0	0
3. Our Board of Directors unanimously recommends that you vote "FOR" the approval, on an advisory basis, of the compensation of our named executive officers.	0	0	0

The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 Year	2 Years	3 Years	Abstain

4 . Our Board of Directors unanimously recommends that you vote select every 3 years on the proposal concerning the frequency of future advisory votes on executive compensation	0	0	0	0

                                                            NOTE: To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Change  of Address/Comments
Please print new address or comments in the box below.

NetREIT, INC.
Annual  Meeting  of Stockholders
July 26, 2013  9:00 AM
This proxy is solicited  by the Board of Directors

The undersigned stockholder of NetREIT, Inc., a Maryland corporation, hereby acknowledges receipt of the Notice of 2013 Annual Meeting of Stockholders and Proxy Statement, the terms of each of which are incorporated by reference, for the Annual Meeting of Stockholders to be held on Friday, July 26, 2013 at 9:00 a.m., Pacific Daylight Time, at 1282 Pacific Oaks Place, Escondido, California 92029, telephone (760) 471-8536, and hereby appoints Jack K. Heilbron and Kenneth W. Elsberry, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Annual meeting and at any postponement or adjournment thereof, and to cast all votes that the undersigned would be entitled to cast if then and there personally present, on the matters set forth on the reverse side.

This proxy will be voted  as directed  or, if no direction  is indicated,  will be voted  FOR all of the director nominees  in Proposal 1, FOR Proposal 2, FOR Proposal 3, 3 YEARS
for Proposal  4 and in the discretion  of said proxies  on such other  matters  as may properly  come  before the meeting.

Instead of mailing your proxy, you may choose to authorize a proxy to vote on the Internet or by telephone. Validation details including the Control Numbers are located on this form. Please vote Immediately. Your vote is important.

Authorized  Signatures  - This section  must be completed   for your instructions  to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date